Exhibit 31.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Justin Frere, certify that:

1. I have reviewed this amended Annual Report on Form 10-K/A of SolarWindow Technologies Inc. for the year ended August 31, 2024; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: December 5, 2024	By:	/s/ Justin Frere
Justin Frere Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)